SEMI-ANNUAL REPORT -- June 30, 2000



SKYLINE SPECIAL
   EQUITIES PORTFOLIO
   -----------------------------------------


[GRAPHIC]


         SKYLINE SPECIAL EQUITIES PORTFOLIO



               [SKYLINE FUNDS LOGO]

  LETTER FROM WILLIAM M. DUTTON, PORTFOLIO MANAGER:(1)
------------------------------------------------------------------------
                                                                   June 30, 2000
Dear Shareholder:

OVERVIEW

The Fund showed a gain of 3.76% for the second quarter, bringing the year-to-date return to 7.67%. This compares favorably to the returns for the small cap indexes. The Russell 2000 Index showed a loss of 3.78% for the quarter and a gain of 3.04% for the first half of the year. The Russell 2000 Value Index showed a gain of 1.95% for the quarter and a gain of 5.85% for the first half of the year.

Value-oriented investment strategies did better in the June quarter, as the love affair with technology stocks came to an end in mid-March. The Fund benefited from this improved environment for value stocks. Also, stock selection in the Fund was strong, as the majority of the companies in the Fund reported very good financial results.

MARKET REVIEW

Although the small cap market showed little net change in the second quarter, there was great volatility during the period. Small growth stocks showed sharp declines in April and May due primarily to the correction in technology stocks that started in mid-March. The month of June saw a big rebound in this area, but not enough to show positive results for the quarter. Value-oriented stocks held up better during the April-May correction and therefore provided better returns for the quarter.

The only sectors to show significant positive results for the quarter were health care and energy. Investors are concerned about a slowdown in the economy and consequently are avoiding economically sensitive stocks. Health care is considered a defensive area and a desirable place to invest during an economic slowdown. Energy is benefiting from high oil and gas prices.

For the first half of the year, a similar pattern existed concerning sector performance. Energy and health care stood out as the best performers, followed by technology and producer durables. The latter sectors showed year-to-date gains only because of very strong first quarter returns. Consumer stocks were notable laggards for the first half of the year as investors were concerned about a slowdown in consumer spending.

PORTFOLIO REVIEW

The Fund performed better than the small cap benchmarks for both the quarter and first half of the year primarily because of good stock selection. A high percentage of the companies in the Fund reported very strong financial results, leading to increases in share prices. Many holdings appreciated simply because they were so undervalued at the beginning of the year. The Fund also had a number of companies that received takeover offers, some at significant premiums to existing market prices.

                       SEMI-ANNUAL REPORT - JUNE 30, 2000                      1

Favorable stock selection was somewhat offset by disadvantageous sector weightings. The Fund has been heavily weighted in consumer and other economically sensitive stocks, areas that lagged during the period. The best performing sectors of the market -- health care and energy -- have generally been under-represented in the Fund.

The Fund continues to be held back by significant P/E compression as out-of-favor sectors are accorded surprisingly low multiples. Also, companies that report disappointing financial results typically find that their stock price drops dramatically, usually to a degree that is quite disproportionate to the financial shortfall. Since the Fund has many stocks that carry extremely low valuations, we believe there is a huge opportunity going forward for capital appreciation.

OUTLOOK

We believe the market is in a transition phase that could eventually lead to better performance for value-oriented strategies. Value investors have been hurt over the past two years by a number of factors, including a Federal Reserve Board that seems determined to slow the economy and a wild bull market in technology stocks that threw valuation out the window as an investment parameter. Although the Federal Reserve may not be done with its interest rate hikes and technology fundamentals remain strong, the stock market, in our opinion, is sensing that a new environment may soon emerge where valuation again matters in the investment equation. The better relative performance of value-oriented stocks since mid-March is a sign that a leadership transition may be underway.

A change in stock market leadership makes sense to us. The stock price moves of the past year have created valuation differences that, in our opinion, are absurd. Within the small cap universe, many growth stocks trade at the highest valuation levels of the past 30 years. At the same time, many small cap value-oriented stocks trade at levels normally seen only in deep bear markets. If one believes that stock markets generally find appropriate and sensible pricing levels for individual securities, this situation must change.

The Fund is positioned to perform well if the environment is friendly to small cap value investing. Many stocks in the Fund are very cheap, with the median P/E at about 13 times trailing 12-month earnings. At the same time, we expect the median company in the Fund to show earnings growth of 16.5% over the next year. We are optimistic that the combination of low valuations and strong fundamentals should lead to continued strong performance returns in the future.

/s/ William M. Dutton

2                       SEMI-ANNUAL REPORT - JUNE 30, 2000

  PORTFOLIO CHARACTERISTICS(1)
------------------------------------------------------------------------

                                   SPECIAL      RUSSELL 2000
                                   EQUITIES        VALUE       RUSSELL 2000      S&P 500
 P/E RATIO (MEDIAN)                  12.6           14.2           22.1           19.4
 PRICE/BOOK                          1.94           1.38           2.44           5.21
 PRICE/SALES                         0.74           0.78           1.30           2.38
--------------------------------------------------------------------------------------------
 EPS GROWTH--5 YRS (HISTORICAL)     11.4%          10.8%          13.1%           17.3%
 EPS GROWTH--1 YR (FORECASTED)      18.8%          12.9%          20.4%           23.9%
--------------------------------------------------------------------------------------------
 MARKET CAP $ WGHTD. MED.        $840 million   $750 million   $850 million    $95 billion
 PORTFOLIO VALUE                 $235 million   $435 billion   $966 billion  $12,493 billion
 NUMBER OF HOLDINGS                   67           1,292          2,000            500
--------------------------------------------------------------------------------------------
 TICKER SYMBOL                      SKSEX
 CUSIP #:                         830833208
 INITIAL INVESTMENT:                $1,000
 SUBSEQUENT INVESTMENT:              $100
 NET ASSET VALUE (PER SHARE):       $17.12
--------------------------------------------------------------------------------------------

- TOP TEN HOLDINGS(3)

                                  % OF NET ASSETS
-------------------------------------------------

 BELDEN INC.
  Wire & cable manufacturer             2.9
 INVACARE CORP.
  Home health care products             2.7
 ARROW ELECTRONICS, INC.
  Distributes electronic
  components                            2.3
 GALLAGHER & CO. (ARTHUR J.)
  Insurance broker                      2.2
 POLARIS INDUSTRIES INC.
  Snowmobiles, ATVs, motorcycles        2.1
 JACOBS ENGINEERING GROUP INC.
  Engineering and construction          2.1
 TIDEWATER INC.
  Supply boat operator                  2.1
 APPLIED POWER INC.
  Industrial products
  manufacturer                          2.1
 STANCORP FINANCIAL GROUP, INC.
  Disability insurance                  2.1
 TECH DATA CORPORATION
  Distributor of PCs and
  peripherals                           2.0
 TOP TEN HOLDINGS                      22.6%

                       SEMI-ANNUAL REPORT - JUNE 30, 2000                      3

- PERFORMANCE (%)(1)
-------------------------------------------------

                        2Q
                       2000    YTD    1 yr.   3 yrs.
 SPECIAL EQUITIES       3.76    7.67  -8.12    -1.33
 RUSSELL 2000 VALUE     1.95    5.85  -0.94     3.84
 RUSSELL 2000          -3.78    3.04  14.32    10.57
 S&P 500               -2.87   -0.49   7.42    19.76

                                             Calendar Years
                      1999   1998   1997   1996   1995   1994
 SPECIAL EQUITIES     -13.3  -7.2   35.4   30.4   13.8   -1.2
 RUSSELL 2000 VALUE    -1.5  -6.5   31.8   21.4   25.8   -1.6
 RUSSELL 2000          21.3  -2.6   22.4   16.5   28.4   -1.8
 S&P 500               21.1  28.8   33.4   23.3   37.5    1.3

- SECTOR WEIGHTINGS (AS OF JUNE 30, 2000)
------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Autos & Transportation   3.3%
Consumer Discretionary  30.6%
Consumer Staples         4.1%
Energy                   6.6%
Financial Services      16.6%
Health Care              6.5%
Materials & Processing   5.7%
Producer Durables       11.6%
Technology              10.1%
Cash                     4.9%

4                       SEMI-ANNUAL REPORT - JUNE 30, 2000

--------------------------------------------------------------------------------

                                            Since
                      5 yrs.   10 yrs.   Inception(2)
 SPECIAL EQUITIES      10.39     14.06        13.62
 RUSSELL 2000 VALUE    11.70     13.16        10.90
 RUSSELL 2000          14.27     13.56        11.03
 S&P 500               23.89     17.84        16.10

                      1993  1992   1991   1990   1989   1988   1987(2)
 SPECIAL EQUITIES     22.9  42.5    47.4   -9.3   24.0  29.7    -16.9
 RUSSELL 2000 VALUE   23.8  29.1    41.7  -21.8   12.4  29.5    -21.5
 RUSSELL 2000         18.9  18.4    46.1  -19.5   16.2  24.9    -24.3
 S&P 500              10.0   7.7    30.6   -3.2   31.4  16.5    -12.0

- SECTOR PERFORMANCE(1) (AS OF JUNE 30, 2000)
--------------------------------------------------------------------------------

                         2Q 2000                                                   YTD 2000
---------------------------------------------------------  ---------------------------------------------------------
                                      RUSSELL                                                    RUSSELL
                           SPECIAL      2000     RUSSELL                              SPECIAL      2000     RUSSELL
                           EQUITIES    VALUE       2000                               EQUITIES    VALUE       2000
Autos & Transportation       26.5%     -11.4%      -5.9%   Autos & Transportation       39.2%     -12.9%      -8.5%
Energy                       11.9       12.6       13.0    Technology                   38.3       35.2        4.7
Financial Services            9.8        4.0        1.7    Energy                       37.7       57.5       58.1
Technology                    5.5        0.3      -13.8    Financial Services           19.1        2.2       -0.7
Consumer Discretionary        2.3       -2.0       -8.3    Materials & Processing       11.0      -10.2       -7.1
Health Care                   1.4       17.5       18.5    Health Care                   7.2       34.9       36.8
Consumer Staples              0.9        0.9        3.6    Producer Durables             1.9       15.9       13.0
Producer Durables            -1.8        3.4       -3.6    Consumer Staples             -5.2       -5.2       -3.4
Materials & Processing       -2.6       -3.9       -5.1    Consumer Discretionary       -6.1       -8.4      -17.0
Utilities                     N/A*      -2.8      -16.2    Utilities                     N/A*       0.8      -10.1
Other                         N/A*      -0.2       -1.6    Other                         N/A*      -6.5       -5.3

* Not applicable

                       SEMI-ANNUAL REPORT - JUNE 30, 2000                      5

  STOCK HIGHLIGHTS(3)
------------------------------------------------------------------------

 ANNTAYLOR STORES CORP. (ANN)
ANN is one of the country's leading women's apparel retailers, primarily for 25-55 year-old women looking for fashion forward, but not trendy, high quality career, casual, and weekend wear. ANN's formula of focused merchandising, total wardrobing, and personalized customer service has fostered an unusually high degree of loyalty among its customer base. This has translated into a strong record of growth. In addition, ANN is growing their less mature "Ann Taylor Loft" concept, which features the same Ann Taylor style, but at more affordable price points. Financial returns at these stores have been strong. As a result, management has decided to substantially accelerate their store opening plans for Loft over the next several years. The combination of continued solid growth from the core Ann Taylor stores coupled with the rapid roll out of the Loft stores, should lead to a sustained period of strong earnings growth. Despite the favorable outlook, the stock remains inexpensive.

 DENTSPLY INTERNATIONAL INC. (XRAY)
XRAY is the world's leading manufacturer of professional dental products. The professional dental market is growing at a high single digit rate due to the aging of the population. XRAY is able to grow faster than the industry by developing new products that allow dentists to increase their efficiency and which are less painful for the patient. Additionally, XRAY operates in over 100 countries and enjoys the faster growth of developing economies. XRAY's fundamentals are improving after suffering through a number of external challenges that slowed their earnings growth in 1999. XRAY generates significant cash flow which management has used to aggressively buy back stock. XRAY trades at a significant discount to the market with the prospect of mid-teens earnings growth.

6                       SEMI-ANNUAL REPORT - JUNE 30, 2000

 NOTES TO PERFORMANCE
------------------------------------------------------------------------

NOTES TO PERFORMANCE

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND RETURN ON YOUR INVESTMENT WILL FLUCTUATE AND ON REDEMPTION MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL COST. The performance for the one, three, five, and ten years ended June 30, 2000, and for the period April 23, 1987 (inception) through June 30, 2000, is an average annual return calculation which is described in the Fund's prospectus.

    The Russell 2000 Value Index is an unmanaged, value-oriented index comprised of small stocks that have relatively low price-to-book ratios. The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

    Source: Frank Russell Company.

(2) Return is calculated from the Fund's inception on April 23, 1987. The Russell 2000 Value performance reflects an inception date of May 1, 1987.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small sized companies, which tend to be more volatile and less liquid than stocks of large cap companies.

DISTRIBUTOR: FUNDS DISTRIBUTOR INC.

                       SEMI-ANNUAL REPORT - JUNE 30, 2000                      7

- PORTFOLIO HOLDINGS AS OF JUNE 30, 2000 (UNAUDITED)
------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              of Shares     Value
                                     -----------------------------------  ---------  ------------
COMMON STOCKS
AUTOS & TRANSPORTATION - 3.3%
  OTHER TRANSPORTATION - 1.7%
Interpool, Inc.                      Container leasing firm                406,300   $  3,961,425
  TRUCKING - 1.6%
Landstar System, Inc.(a)             Truckload carrier                      66,200      3,943,038
                                                                                     ------------
  TOTAL AUTOS & TRANSPORTATION                                                          7,904,463
CONSUMER DISCRETIONARY - 30.6%
  APPAREL/TEXTILES - 1.1%
Kellwood Co.                         Apparel manufacturer                  127,500      2,693,437
  COMMERCIAL SERVICES - 6.8%
ADVO, Inc.(a)                        Direct mail marketer                   80,900      3,397,800
APAC TeleServices, Inc.(a)           Customer management services           72,600        803,138
Burns Int'l Services Corp.(a)        Security services                     238,800      2,985,000
Interim Services Inc.(a)             Staffing provider                     168,500      2,990,875
New England Business                 Business forms                        180,300      2,929,875
United Stationers Inc.(a)            Office products distributor            86,700      2,806,912
                                                                                     ------------
                                                                                       15,913,600
  CONSUMER PRODUCTS/SERVICES - 5.7%
ITT Educational Services Inc.(a)     Vocational schools                    178,200      3,129,637
Polaris Industries Inc.              Snowmobiles, ATVs, motorcycles        153,800      4,921,600
Rayovac Corp.(a)                     Battery producer                      118,100      2,642,488
School Specialty, Inc.(a)            Non-textbook school supplies          143,900      2,671,144
                                                                                     ------------
                                                                                       13,364,869
  RESTAURANTS - 6.7%
CEC Entertainment, Inc.              Children-oriented casual dining       148,000      3,792,500
IHOP Corp.(a)                        Casual dining                         204,400      3,423,700
O'Charley's Inc.(a)                  Casual dining                         280,450      3,821,132
Ruby Tuesday, Inc.                   Casual dining                         371,300      4,664,456
                                                                                     ------------
                                                                                       15,701,788
  RETAIL - 10.3%
Aaron Rents, Inc.                    Furniture rental chain                184,800      2,321,550
AnnTaylor Stores Corp.(a)            Specialty women's stores              104,600      3,464,875
CSK Auto Corp.(a)                    DIY auto parts chain                  316,300      2,392,019
Discount Auto Parts, Inc.(a)         Auto parts stores                     210,200      2,102,000
Guitar Center Inc.(a)                Musical instrument retailer           177,700      1,865,850
Men's Warehouse Inc.(a)              Men's apparel                         120,600      2,690,887
Michaels Stores, Inc.(a)             Arts & crafts stores                   49,000      2,244,813
Pier 1 Imports, Inc.                 Home furnishings retailer             263,300      2,567,175
ShopKo Stores, Inc.(a)               Specialty discount retailer           117,000      1,798,875
Tractor Supply Co.(a)                Farm-related products                 161,900      2,681,468
                                                                                     ------------
                                                                                       24,129,512
                                                                                     ------------
  TOTAL CONSUMER DISCRETIONARY                                                         71,803,206

8                       SEMI-ANNUAL REPORT - JUNE 30, 2000

------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              of Shares     Value
                                     -----------------------------------  ---------  ------------
CONSUMER STAPLES - 4.1%
  CONSUMER STAPLES - 4.1%
Del Monte Foods Co.(a)               Canned foods                          348,000   $  2,370,750
International Multifoods Corp.       Foodservice distribution              231,400      4,006,112
Universal Foods Corp.                Supplier of ingredients               180,300      3,335,550
                                                                                     ------------
  TOTAL CONSUMER STAPLES                                                                9,712,412
ENERGY - 6.6%
  EQUIPMENT & SERVICES - 2.1%
Tidewater Inc.                       Supply boat operator                  135,700      4,885,200
  EXPLORATION & PRODUCTION - 4.5%
HS Resources, Inc.(a)                Independent oil & gas exploration      91,600      2,748,000
Newfield Exploration Co.(a)          Oil & gas producer                     99,700      3,900,763
Ocean Energy, Inc.(a)                Independent oil & gas exploration     275,500      3,908,656
                                                                                     ------------
                                                                                       10,557,419
                                                                                     ------------
  TOTAL ENERGY                                                                         15,442,619
FINANCIAL SERVICES - 16.6%
  BANKS/THRIFTS - 2.6%
BancWest Corp.                       Commercial bank                       184,600      3,034,363
East West Bancorp, Inc.              Commercial bank                       213,400      3,067,625
                                                                                     ------------
                                                                                        6,101,988
  INSURANCE - 8.9%
CNA Surety Corp.                     Surety insurance                      197,900      2,362,431
Delphi Financial Group, Inc.(a)      Accident & health insurance           122,588      4,160,330
Gallagher & Co. (Arthur J.)          Insurance broker                      120,200      5,048,400
HSB Group, Inc.                      Property Insurer                       38,100      1,185,863
Old Republic In'l. Corp.             Multi-line insurance company          205,700      3,394,050
StanCorp Financial Group, Inc.       Disability insurance                  151,200      4,857,300
                                                                                     ------------
                                                                                       21,008,374
  OTHER FINANCIAL SERVICES - 5.1%
Heller Financial, Inc.               Commercial finance                    209,200      4,288,600
Neuberger Berman Inc.                Investment manager                     67,200      3,124,800
Raymond James Financial, Inc.        Investment services                   197,100      4,434,750
                                                                                     ------------
                                                                                       11,848,150
                                                                                     ------------
  TOTAL FINANCIAL SERVICES                                                             38,958,512

                       SEMI-ANNUAL REPORT - JUNE 30, 2000                      9

- PORTFOLIO HOLDINGS AS OF JUNE 30, 2000 (CONTINUED, UNAUDITED)
------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              of Shares     Value
                                     -----------------------------------  ---------  ------------
HEALTH CARE - 6.5%
  HEALTH CARE SERVICES - 0.9%
AmeriPath, Inc.(a)                   Physician practice management         243,800   $  2,163,725
  MEDICAL EQUIPMENT/PRODUCTS - 5.6%
ConMed Corporation(a)                Supplier of medical instruments        89,900      2,326,162
DENTSPLY International Inc.          Dental products manufacturer          143,100      4,409,269
Invacare Corp.                       Home health care products             238,800      6,268,500
                                                                                     ------------
                                                                                       13,003,931
                                                                                     ------------
  TOTAL HEALTH CARE                                                                    15,167,656
MATERIALS & PROCESSING - 5.7%
  BUILDING/CONSTRUCTION PRODUCTS - 4.7%
Barnett Inc.(a)                      Hardware products                     224,100      2,297,025
Chicago Bridge & Iron Co.            Maker of steel tanks                  260,100      3,820,219
Jacobs Engineering Group Inc.(a)     Engineering and construction          149,700      4,893,319
                                                                                     ------------
                                                                                       11,010,563
  PACKAGING/PAPER - 1.0%
Albany International Corp.(a)        Paper machine clothing                159,142      2,307,559
                                                                                     ------------
  TOTAL MATERIALS & PROCESSING                                                         13,318,122
PRODUCER DURABLES - 11.6%
  DIVERSIFIED MANUFACTURING - 3.4%
Applied Power Inc.                   Industrial products manufacturer      145,300      4,867,550
Pentair, Inc.                        Diversified manufacturer               88,300      3,134,650
                                                                                     ------------
                                                                                        8,002,200
  ELECTRICAL EQUIPMENT/PRODUCTS - 2.9%
Belden Inc.                          Wire & cable manufacturer             261,700      6,706,062
  OTHER PRODUCER DURABLES - 5.3%
IDEX Corp.                           Specialty pump products               142,300      4,491,344
ITT Industries, Inc.(a)              Engineered products manufacturer       89,900      2,730,713
LSI Industries Inc.                  Lighting/graphics products            155,400      2,360,137
Snap-on Inc.                         Professional tools                    108,800      2,896,800
                                                                                     ------------
                                                                                       12,478,994
                                                                                     ------------
  TOTAL PRODUCER DURABLES                                                              27,187,256

10                      SEMI-ANNUAL REPORT - JUNE 30, 2000

------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              of Shares     Value
                                     -----------------------------------  ---------  ------------
TECHNOLOGY - 10.1%
  DISTRIBUTION - 6.1%
Arrow Electronics, Inc.(a)           Distributes electronic components     171,700   $  5,322,700
Ingram Micro Inc.(a)                 Electronics distributor               238,000      4,150,125
Tech Data Corporation(a)             Distributor of PCs and peripherals    107,900      4,700,394
                                                                                     ------------
                                                                                       14,173,219
  ELECTRONIC COMPONENTS - 1.1%
Artesyn Technologies, Inc.(a)        Power supplies                         96,300      2,678,344
  OTHER TECHNOLOGY - 1.9%
Maxtor Corp.(a)                      Disk drive manufacturer               211,100      2,229,744
Pomeroy Computer                     Computer products reseller            152,900      2,255,275
  Resources, Inc.(a)
                                                                                     ------------
                                                                                        4,485,019
  SERVICES - 1.0%
CACI International Inc.(a)           Technology services provider          118,100      2,302,949
                                                                                     ------------
  TOTAL TECHNOLOGY                                                                     23,639,531
TOTAL COMMON STOCKS - 95.1%
(Cost $207,913,440)                                                                   223,133,777
MONEY MARKET INSTRUMENTS(b)
Yield 6.274% to 6.344%
  due September 2000 to January 2001
  American Family Financial Services                                                    4,019,968
  General Mills, Inc.                                                                     443,481
  Sara Lee                                                                              2,743,159
  Wisconsin Corp. Credit Union                                                          2,186,314
  Wisconsin Electric                                                                        5,357
                                                                                     ------------
TOTAL MONEY MARKET INSTRUMENTS - 4.0%
(Cost $9,398,279)                                                                       9,398,279
                                                                                     ------------
TOTAL INVESTMENTS - 99.1%
(Cost $217,311,719)                                                                   232,532,056
OTHER ASSETS LESS LIABILITIES - 0.9%                                                    2,063,003
                                                                                     ------------
NET ASSETS - 100.0%                                                                  $234,595,059
                                                                                     ============

(a) Non-income producing security.
(b) Variable rate demand notes. Interest rates are reset every seven days. Rates disclosed represent rates in effect on June 30, 2000.

Based on cost of investments for federal income tax purposes of $217,311,719 on June 30, 2000, net unrealized appreciation was $15,220,337, consisting of gross unrealized appreciation of $34,286,046 and gross unrealized depreciation of $19,065,709.

See accompanying notes to financial statements.

                       SEMI-ANNUAL REPORT - JUNE 30, 2000                     11

  STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000 (UNAUDITED)
------------------------------------------------------------------------

ASSETS
Investments, at value (Cost: $217,311,719)                                  $232,532,056
Receivable for:
  Securities sold                                          $5,233,356
  Fund shares sold                                            105,702
  Dividends and interest                                      250,330          5,589,388
                                                           ----------       ------------
Total assets                                                                 238,121,444
LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                                     $2,499,673
  Fund shares redeemed                                        735,882
  Comprehensive management fee                                290,830          3,526,385
                                                           ----------       ------------
Net assets applicable to shares outstanding                                 $234,595,059
                                                                            ============
Shares outstanding--no par value (unlimited number
  of shares authorized)                                                       13,705,190
                                                                            ============
PRICING OF SHARES
Net asset value, offering price and redemption price
  per share                                                                 $      17.12
                                                                            ============
ANALYSIS OF NET ASSETS
Paid-in capital                                                             $248,160,575
Accumulated net realized loss on sales of
  investments                                                                (28,785,853)
Unrealized appreciation of investments                                        15,220,337
                                                                            ------------
Net assets applicable to shares outstanding                                 $234,595,059
                                                                            ============

See accompanying notes to financial statements.

12                      SEMI-ANNUAL REPORT - JUNE 30, 2000

  STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
------------------------------------------------------------------------

Investment income
  Dividends                                                        $ 1,004,602
  Interest                                                             188,311
                                                                   -----------
Total investment income                                              1,192,913

Expenses:
  Comprehensive management fee                                       1,670,124
  Fees to unaffilliated trustees                                        15,181
                                                                   -----------
Total expenses                                                       1,685,305
                                                                   -----------
Net investment loss                                                   (492,392)

Net realized and unrealized gain on investments:
  Net realized gain on sales of investments                          4,714,175
  Net change in unrealized appreciation                             14,702,174
                                                                   -----------
Net realized and unrealized gain on investments                     19,416,349
                                                                   -----------
Net increase in net assets resulting from operations               $18,923,957
                                                                   ===========

See accompanying notes to financial statements.

                       SEMI-ANNUAL REPORT - JUNE 30, 2000                     13

  STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                                       Six Months
                                                      Ended 6/30/00        Year Ended
                                                       (unaudited)          12/31/99
                                                      -------------       -------------
From operations:
  Net investment loss                                 $  (492,392)        $ (1,125,613)
  Net realized gain (loss) on sales of
    investments                                          4,714,175          (33,501,167)
  Net change in unrealized appreciation
    (depreciation)                                      14,702,174          (20,304,001)
                                                      ------------        -------------
Net increase (decrease) in net assets
  resulting from operations                             18,923,957          (54,930,781)
Distributions to shareholders from net
  realized gains                                                --          (17,030,328)
From fund share transactions:
  Proceeds from fund shares sold                        83,884,053           95,398,045
  Reinvestment of capital gain distribution                                  16,679,785
  Payments for fund shares redeemed                    (94,061,053)        (264,794,438)
                                                      ------------        -------------
Net decrease in net assets resulting from
  share transactions (see notes 3 and 4)                (4,674,803)        (152,716,608)
                                                      ------------        -------------
Total increase (decrease) in net assets                 14,249,154         (224,677,717)
Net assets at beginning of period                      220,345,905          445,023,622
                                                      ------------        -------------
Net assets at end of period                           $234,595,059        $ 220,345,905
                                                      ============        =============

See accompanying notes to financial statements.

14                      SEMI-ANNUAL REPORT - JUNE 30, 2000

  FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

                             Six Months
                                Ended        Year       Year       Year       Year       Year
                               6/30/00      Ended      Ended      Ended      Ended      Ended
                             (unaudited)   12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
                             ------------------------------------------------------------------
Net asset value at
  beginning of period         $  15.90     $  19.78   $  21.66   $  18.16   $  16.79   $  15.64
                              --------     --------   --------   --------   --------   --------
Income from Investment
  Operations
    Net investment loss          (0.04)       (0.14)     (0.11)     (0.07)     (0.04)     (0.06)
    Net realized and
      unrealized gain
      (loss) on investments       1.26        (2.51)     (1.45)      6.46       5.02       2.21
                              --------     --------   --------   --------   --------   --------
      Total from investment
        operations                1.22        (2.65)     (1.56)      6.39       4.98       2.15
                              --------     --------   --------   --------   --------   --------
Less distributions from net
  realized gains on
  investments                       --        (1.23)     (0.32)     (2.89)     (3.61)     (1.00)
                              --------     --------   --------   --------   --------   --------
Net asset value at end of
  period                      $  17.12     $  15.90   $  19.78   $  21.66   $  18.16   $  16.79
                              ========     ========   ========   ========   ========   ========
Total Return                     7.67%(a)   (13.28%)    (7.17%)    35.43%     30.37%     13.83%
Ratios/Supplemental Data
  Ratio of expenses to
    average net assets           1.52%(b)     1.48%      1.47%      1.48%      1.51%      1.51%
  Ratio of net investment
    loss to average net
    assets                      (0.44%)(b)   (0.32%)    (0.50%)    (0.41%)    (0.32%)    (0.35%)
  Portfolio turnover rate          73%(b)       81%        68%        62%       130%        71%
  Net assets, end
    of period
    (in thousands)            $234,595     $220,346   $445,024   $467,070   $219,480   $174,899
                              ========     ========   ========   ========   ========   ========

Effective August 31, 1995, the Fund's Investment Adviser changed from Mesirow Asset
Management, Inc., to Skyline Asset Management, L.P.

(a) For the six months ended June 30, 2000.

(b) Ratios have been determined on an annualized basis.

See accompanying notes to financial statements.

                       SEMI-ANNUAL REPORT - JUNE 30, 2000                     15

-NOTES TO FINANCIAL STATEMENTS
---------------------------------------------

Skyline Funds is an open-end, diversified investment management company the sole portfolio of which is Special Equities Portfolio (the "Fund"). The Fund commenced public offering of its shares on April 23, 1987. Skyline Special Equities Portfolio closed to new investors on January 30, 1997 and opened to new investors on October 27, 1999.

                                       1
                        SIGNIFICANT ACCOUNTING POLICIES

/ / SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by an independent pricing service. Variable rate demand notes with sixty days or less to maturity are valued at amortized cost which approximates market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

/ / SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premium and discount on money market instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

/ / FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central time), each day that the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

/ / FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income to shareholders. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

As of December 31, 1999, the Fund had capital loss carryforwards of $16,805,761. This loss may be used to offset capital gains arising in tax years through 2007.

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. Dividends are determined in accordance with tax principles which may treat certain transactions differently from generally accepted accounting principles.

16                      SEMI-ANNUAL REPORT - JUNE 30, 2000

------------------------------------------------------------------------

/ / EXPENSES - Through February 29, 2000, Skyline Funds consisted of three portfolios (funds). See Note 3, Acquisitions of Funds. Expenses arising in connection with a particular fund were allocated to that fund. Other expenses of the Skyline Funds, such as trustees' fees, were allocated proportionately among the three funds then comprising Skyline Funds.

/ / LINE OF CREDIT - The Fund has a $10 million ($3 million committed) revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Adviser pays a commitment fee of 10 basis points per annum of the average daily unutilized portion of the committed line of credit. Under the terms of the credit agreement, interest on each loan would be fixed at the prime rate less 150 basis points. There were no borrowings under this agreement during the six months ended June 30, 2000.

                                       2
                          TRANSACTIONS WITH AFFILIATES

The Fund's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the six months ended June 30, 2000 was $1,670,124.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser. For the six months ended June 30, 2000, the Fund paid fees of $15,181 to its unaffiliated trustees.

                                       3
                             ACQUISITIONS OF FUNDS

On February 29, 2000, Skyline Special Equities Portfolio acquired all of the net assets of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian, each of which was also a portfolio of Skyline Funds, pursuant to a plan of reorganization approved by the Shareholders of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian. The acquisitions were accomplished by a tax-free exchange of 3,903,850 shares of Skyline Special Equities Portfolio (valued at $58,634,136) for the 5,424,907 shares of Skyline Small Cap Value Plus and 468,882 shares of Skyline Small Cap Contrarian outstanding on February 29, 2000. Skyline Small Cap Value Plus's net assets at that date ($55,554,187), including $5,678,738 of unrealized appreciation, and Skyline Small Cap Contrarian's net assets at that date ($3,079,949), including $176,541 of unrealized depreciation, were combined with those of Skyline Special Equities Portfolio. The net

                       SEMI-ANNUAL REPORT - JUNE 30, 2000                     17

-NOTES TO FINANCIAL STATEMENTS (CONTINUED)
------------------------------------------------------------------------
assets of Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Small Cap Contrarian immediately before the acquisition were, $180,825,745, $55,554,187, and $3,079,949, respectively.

                                       4
                            FUND SHARE TRANSACTIONS

As of June 30, 2000, there were an unlimited number of shares of beneficial interest, no par value, authorized. Transactions in the fund's shares of beneficial interest were as follows:

                                  Shares                       Amount
                         ------------------------   ----------------------------
                         Six Months                  Six Months
                           Ended      Year Ended       Ended        Year Ended
                          6/30/00      12/31/99       6/30/00        12/31/99
                         -------------------------------------------------------
Shares sold              1,911,961     5,235,896    $ 30,752,114   $  95,398,045
Shares issued in
  connection with
  acquisition of
  Skyline Small Cap
  Value Plus and
  Skyline Contrarian
  Funds                  3,903,850                    58,634,136
Shares issued for
  reinvestment of
  dividends                     --     1,065,801              --      16,679,785
                         ----------   -----------   ------------   -------------
                         5,815,811     6,301,697      89,386,250     112,077,830
Shares redeemed          (5,966,985)  (14,941,529)   (94,061,053)   (264,794,438)
                         ----------   -----------   ------------   -------------
Net decrease              (151,174)   (8,639,832)   $ (4,674,803)  $(152,716,608)
                         ==========   ===========   ============   =============

                                       5
                            INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the six months ended June 30, 2000, were as follows:

Cost of purchases                   $ 97,390,418
Proceeds from sales                  160,847,977

18                      SEMI-ANNUAL REPORT - JUNE 30, 2000

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                       SEMI-ANNUAL REPORT - JUNE 30, 2000                     19

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20                      SEMI-ANNUAL REPORT - JUNE 30, 2000

FOR 24-HOUR ACCOUNT INFORMATION CALL: 1.800.828.2SKY
                                      (1.800.828.2759)

TO SPEAK WITH A SKYLINE FUNDS REPRESENTATIVE DURING
NORMAL BUSINESS HOURS CALL: 1.800.828.2SKY AND PRESS 0 WHEN PROMPTED.
------------------------------------------------

                              [SKYLINE FUNDS LOGO]

                             311 South Wacker Drive
                                   Suite 4500
                            Chicago, Illinois 60606